                                                                 EXHIBIT 10.16


                             SORRENTO NETWORKS, INC.


                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT


                                  MARCH 3, 2000

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.       Purchase and Sale of Stock..............................................................................1
         1.1      Sale and Issuance of Series A Preferred Stock..................................................1
         1.2      Closing........................................................................................1

2.       Representations and Warranties of the Company...........................................................1
         2.1      Organization, Good Standing and Qualification..................................................1
         2.2      Capitalization and Voting Rights...............................................................2
         2.3      Subsidiaries...................................................................................3
         2.4      Authorization..................................................................................3
         2.5      Financial Statements...........................................................................3
         2.6      Changes........................................................................................3
         2.7      Valid Issuance of Preferred and Common Stock...................................................4
         2.8      Governmental Consents..........................................................................4
         2.9      Litigation.....................................................................................4
         2.10     Proprietary Information and Inventions Agreements..............................................5
         2.11     Patents and Trademarks.........................................................................5
         2.12     Compliance with Other Instruments..............................................................6
         2.13     Agreements; Action.............................................................................6
         2.14     Related-Party Transactions.....................................................................7
         2.15     Permits........................................................................................7
         2.16     Environmental and Safety Laws..................................................................8
         2.17     Disclosure of Information......................................................................9
         2.18     Registration Rights............................................................................9
         2.19     Title to Property and Assets...................................................................9
         2.20     Employee Benefit Plans.........................................................................9
         2.21     Tax Returns, Payments and Elections............................................................9
         2.22     Insurance.....................................................................................10
         2.23     Corporate Documents...........................................................................10
         2.24     Labor Agreements and Actions..................................................................10
         2.25     U.S. Real Property Holding Corporation........................................................10
         2.26     Investment Company Act........................................................................10
         2.27     Holding Company...............................................................................11
         2.28     Absence of Questionable Payments..............................................................11
         2.29     Solvency......................................................................................11
         2.30     Osicom Organization, Good Standing and Qualification..........................................11
         2.31     Osicom Authorization..........................................................................11
         2.32     Osicom Governmental Consents..................................................................11
         2.33     Osicom Compliance with Other Instruments.  ...................................................11

3.       Representations and Warranties of the Investors........................................................12
         3.1      Authorization.................................................................................12
         3.2      Purchase Entirely for Own Account.............................................................12
         3.3      Disclosure of Information.....................................................................12
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                                      II-11





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                          TABLE OF CONTENTS (Continued)



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         3.4      Investment Experience.........................................................................12
         3.5      Accredited Investor...........................................................................13
         3.6      Restricted Securities.........................................................................13
         3.7      Further Limitations on Disposition............................................................13
         3.8      Legends.......................................................................................13

4.       California Commissioner of Corporations................................................................14
         4.1      Corporate Securities Law......................................................................14

5.       Conditions of Investor's Obligations at Closing........................................................14
         5.1      Representations and Warranties................................................................14
         5.2      Performance...................................................................................14
         5.3      Compliance Certificate........................................................................14
         5.4      Qualifications................................................................................14
         5.5      Opinion of Company Counsel....................................................................14
         5.6      Investors'Rights Agreement....................................................................15
         5.7      Co-Sale Agreement.............................................................................15
         5.8      Restated Articles.............................................................................15
         5.9      Good Standing Certificate.....................................................................15
         5.10     Secretary's Certificate.......................................................................15

6.       Conditions of the Company's Obligations at Closing.....................................................15
         6.1      Representations and Warranties................................................................15
         6.2      Performance...................................................................................15
         6.3      Qualification.................................................................................15
         6.4      Investors'Rights Agreement....................................................................15

7.       Miscellaneous..........................................................................................15
         7.1      Survival of Warranties........................................................................16
         7.2      Successors and Assigns........................................................................16
         7.3      Governing Law.................................................................................16
         7.4      Counterparts..................................................................................16
         7.5      Titles and Subtitles..........................................................................16
         7.6      Notices.......................................................................................16
         7.7      Finder's Fee..................................................................................16
         7.8      Expenses......................................................................................16
         7.9      Attorneys'Fees................................................................................17
         7.10     Amendments and Waivers........................................................................17
         7.11     Severability..................................................................................17
         7.12     Aggregation of Stock..........................................................................17
         7.13     Entire Agreement..............................................................................17
         7.14     Public Statements or Releases.................................................................17


                                       ii

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
SCHEDULE A        -    Schedule of Investors
EXHIBIT A         -    Amended and Restated Articles of Incorporation
EXHIBIT B         -    Investor's Rights Agreement
EXHIBIT C         -    Co-Sale Agreement



                                       iii

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (this "Agreement") is made as of the 3rd day of March, 2000, by and among Sorrento Networks, Inc., a California corporation (the "Company"), Osicom Technologies, Inc., a New Jersey corporation ("Osicom"), with respect to the representations and warranties made to the Investors in Sections 2.30 through 2.33 only and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

         THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Purchase and Sale of Stock.

         1.1 Sale and Issuance of Series A Preferred Stock.

         (a) The Company has adopted and filed with the Secretary of State of California on or before the Closing (as defined below) the Certificate of Determination of Preferences of Series A Convertible Preferred Stock in the form attached hereto as Exhibit A (the "Restated Articles").

         (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series A Preferred Stock ("Series A Preferred Stock") set forth opposite each Investor's name on Schedule A hereto at a purchase price of $5.45 per share.

         1.2 Closing. The purchase and sale of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C" Street, Suite 1300, San Diego California, at 10:00 A.M., on March 3, 2000, or at such other time and place as the Company and Investors acquiring in the aggregate more than half of the shares of Series A Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to each Investor a certificate representing the Series A Preferred Stock which such Investor is purchasing against delivery to the Company by such Investor of a check, wire transfer or such other form of payment as shall be mutually agreed upon by such Investor and the Company, in the amount of the purchase price therefor payable to the Company's order.

     2. Representations and Warranties of the Company. The Company, with respect to Sections 2.1 through 2.29, and Osicom, with respect to Sections 2.30 through 2.33, hereby represent and warrant to each Investor, except as set forth on the Schedule of Exceptions provided to each Investor at the Closing (the "Schedule of Exceptions"), which exceptions shall be deemed to be representations and warranties as if made hereunder, that:

         2.1 Organization, Good Standing and Qualification. Each of the Company and the subsidiaries set forth in Schedule 2.3 (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and, the Company has all requisite corporate power and authority to perform its obligations under this Agreement, the Investors' Rights Agreement (as defined in Section 2.2(c)), the Co-Sale Agreement (as defined in Section 2.4) and the Formation Agreements (as defined in Section 2.30). Each of the Company and the Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or the location of its properties requires such qualification and in which the failure so to qualify would have a material adverse effect on its business or properties.

     2.2 Capitalization and Voting Rights. The authorized capital of the Company consists, or will consist prior to the Closing, of:

         (a) Preferred Stock. 25,000,000 shares of Preferred Stock (the "Preferred Stock"), of which 10,000,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing and up to all of which may be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Restated Articles.

         (b) Common Stock. 200,000,000 shares of common stock ("Common Stock"), of which 55,000,000 shares are issued and outstanding as of the Closing, all of which shares are owned of record by Meret Communications, Inc., a wholly-owned subsidiary of Osicom Technologies, Inc. ("Meret") and have been duly and validly issued and are fully paid and nonassessable.

         (c) Except for (i) the conversion privileges of the Series A Preferred Stock to be issued under this Agreement, (ii) options to purchase up to 20,000,000 shares of Common Stock which are granted or reserved for grant to employees, consultants, officers or directors pursuant to the Company's 2000 Stock Option/Stock Issuance Plan or any successor stock option plan and (iii) the rights provided in Section 2.5 of that certain Investors' Rights Agreement in the form attached hereto as Exhibit B (the "Investors' Rights Agreement"), there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company.

         (d) Neither the offer nor the issuance or sale of the Series A Preferred Stock or the shares of Common Stock issuable upon conversion thereof constitutes or will constitute an event, under any capital stock or convertible security or any anti-dilution or similar provision of any agreement or instrument to which the Company is a party or by which it is bound or affected, which shall either increase the number of shares of capital stock issuable upon conversion of any securities or upon exercise of any warrant or right to subscribe to or purchase any stock or similar security, or decrease the consideration per share of capital stock to be received by the Company upon such conversion or exercise.

                                        2

     2.3 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the filing and adoption of the Restated Articles has been taken prior to the Closing. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement in the form attached hereto as Exhibit C (the "Co-Sale Agreement") and the Formation Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement, and the Co-Sale Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.5 Financial Statements. The Company has provided to each of the Investors the Company's and the Subsidiaries' balance sheet, as of January 31, 2000 (unaudited), and the results of operations and statements of cash flows for the years ended January 31, 1998 and 1999 (audited) and for the nine months ended October 31, 1999 (unaudited) (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout the periods indicated (except for required footnote disclosure) and consistent with each other, subject to normal end-of-period adjustments, and fairly present the financial condition and operating results of the Company and the Subsidiaries as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, each of the Company and the Subsidiaries has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to January 31, 2000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company or the Subsidiaries. Except as disclosed in the Financial Statements, the Company and the Subsidiaries are not guarantors or indemnitors of any indebtedness of any other person, firm or corporation. Each of the Company and the Subsidiaries maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.6 Changes. Since January 31, 2000, there has not been any change in the assets, liabilities, financial condition or operating results of the Company or the Subsidiaries from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse nor has there been:

                                        3

         (i) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company or the Subsidiaries (as such business is presently conducted and as it is proposed to be conducted); or

         (ii) to the knowledge of the Company, any other event or condition of any character that materially and adversely affects the assets, properties, financial condition, operating results or business of the Company or the Subsidiaries (as such business is presently conducted and as it is proposed to be conducted).

     2.7 Valid Issuance of Preferred and Common Stock. The Series A Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, shall be duly and validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock hereunder. The Series A Preferred Stock which is being purchased by the Investors hereunder and the Common Stock issuable upon conversion thereof are not and will not be subject to any preemptive rights, rights of first refusal, rights of first offer or other similar rights that have not been properly waived or complied with.

     2.8 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the valid execution and delivery of, or the consummation of the transactions contemplated by, this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement or the Formation Agreements, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within the time prescribed by law.

     2.9 Litigation. There is no action, suit, proceeding or investigation pending or to the Company's knowledge, currently threatened against the Company or the Subsidiaries before any court, arbitrator or governmental agency. To the Company's knowledge, the Company and the Subsidiaries are not parties or subject to the provisions of any order, writ, injunction or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or the Subsidiaries currently pending or which the Company or the Subsidiaries intend to initiate.

                                        4

     2.10 Proprietary Information and Inventions Agreements. Each officer, employee and consultant of the Company has executed a proprietary information and inventions agreement in substantially the form provided to special counsel to the Investors. To the Company's knowledge, none of its current or former officers, directors, employees or consultants are in violation thereof. The Schedule of Exceptions lists all consulting agreements to which the Company is a party.

     2.11 Patents and Trademarks. Except as set forth in the Schedule of
Exceptions: (i) each of the Company and the Subsidiaries possesses sufficient legal rights to, or has a valid license, on commercially reasonable terms, to all U.S. and foreign trademarks, service marks, logos, designs, trade names, internet domain names and corporate names, and the goodwill of the business connected therewith and symbolized thereby, patents, registered designs, copyrights, computer software and databases, whether or not registered, web sites and web pages and related items (and all intellectual property and proprietary rights incorporated therein) and all other trade secrets, research and development, formulae, know-how, proprietary and intellectual property rights and information, including all grants, registrations and applications relating thereto (collectively, the "Proprietary Rights") necessary for the conduct of its business as now conducted or as currently proposed to be conducted (such Proprietary Rights owned by or licensed to the Company and/or the Subsidiaries, collectively, the "Company Rights"); (ii) each of the Company and the Subsidiaries has taken all actions which are necessary in order to protect the Company Rights, and to acquire Proprietary Rights, consistent with prudent commercial practices in the optical networking industry; (iii) each of the Company's and the Subsidiaries rights in the Company Rights are, to its knowledge, valid and enforceable; (iv) neither the Company nor the Subsidiaries has received any demand, claim, notice or inquiry from any Person in respect of the Company Rights which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of the Company or the Subsidiaries in, any such Company Rights, and the Company knows of no basis for any such challenge; (v) to the Company's knowledge, neither the Company nor the Subsidiaries is in violation or infringement of, and neither has violated or infringed, any Proprietary Rights of any other Person; (vi) to the knowledge of the Company, no Person is infringing any Company Rights; and (vii) except on commercially reasonable terms, neither the Company nor the Subsidiaries has granted any license with respect to any Company Rights to any Person.

         (b) No third party has claimed, or has threatened, that any person employed by or affiliated with the Company or the Subsidiaries, in connection with his employment by or affiliation with the Company or the Subsidiaries, (i) has violated or is violating any of the terms or conditions of his employment, non-competition or non-disclosure agreement with such third party, (ii) has disclosed or is disclosing or has utilized or is utilizing any trade secret or proprietary information or documentation of such third party or (iii) has interfered or is interfering in the employment relationship between such third party and any of its present or former employees. To the Company's knowledge, no person employed by or affiliated with the Company or the Subsidiaries has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale or any product or proposed product or the development or sale of any service or proposed service of the Company or the Subsidiaries, and neither the Company nor the Subsidiaries has reason to believe there will be any such employment or violation. To the

                                        5

Company's knowledge, none of the execution or delivery of this Agreement, the carrying on of business of the Company or the Subsidiaries as officers, employees or agents by any officer, director or key employee of the Company or the Subsidiaries, or the conduct or proposed conduct of the business of the Company or the Subsidiaries, will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under any contract, covenant or instrument under which any such person is obligated.

         (c) Schedule 2.11 contains a complete and accurate list of the Company Rights.

     2.12 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Restated Articles or Bylaws (the "Bylaws") which are in full force and effect as of the Closing or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement and the Formation Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties, which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company.

     2.13 Agreements; Action.

         (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement and Co-Sale Agreement, there are no agreements, understandings or proposed transactions between: (i) the Company and any of its officers, directors, affiliates, or any affiliate thereof; or (ii) the Subsidiaries and any of their officers, directors, affiliates, or any affiliate thereof.

         (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which either the Company or the Subsidiaries is a party or by which either is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company or the Subsidiaries in excess of, $250,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from either the Company or the Subsidiaries or (iii) provisions restricting or affecting the development, manufacture, sale, marketing or distribution of the Company's or the Subsidiaries' products or services.

         (c) Neither the Company nor the Subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $250,000 or, in the case of indebtedness and/or liabilities individually

                                        6
less than $250,000, in excess of $1,000,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

         (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities either the Company or the Subsidiaries has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

         (e) Neither the Company nor the Subsidiaries has engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company or the Subsidiaries with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or the Subsidiaries or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company or the Subsidiaries would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company or the Subsidiaries.

         (f) Neither the Company nor the Subsidiaries is in material default under any agreement listed on the Schedule of Exceptions, nor has either the Company or the Subsidiaries received notice that any third party does not intend to renew or intends to terminate, any such agreement. To the knowledge of the Company, no third party is in material default under any agreement listed in the Schedule of Exceptions.

     2.14 Related-Party Transactions. No employee, consultant, officer, director or shareholder of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them nor are there any other obligations of the Company to any such person. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own not more than one percent (1%) of the voting stock in publicly traded companies that may compete with the Company. To the Company's knowledge, none of the Company's officers or directors or any member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

     2.15 Permits. Each of the Company and the Subsidiaries has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect its business, properties, prospects, or financial condition, and the Company believes it and the Subsidiaries can obtain, without undue burden or expense, any similar authority for the conduct of their respective businesses as planned to be conducted. Each of the Company and the Subsidiaries is


                                        7
not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

     2.16 Environmental and Safety Laws. Each of the Company and the Subsidiaries has at all times during its existence complied in all material respects with all applicable Environmental Laws. For the purposes hereof, "Environmental Law" shall mean any judgment, decree, order, law (including, without limitation, common law), permit, license, rule, regulation or agency requirement relating to or addressing health, safety or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and any other applicable federal, state, local or foreign statute, regulation, ordinance, order or decree relating to health, safety or the environment.

         (b) There is not now pending, nor to the Company's knowledge, threatened, any action, claim, proceeding or investigation, nor have either the Company or the Subsidiaries received any written notice, claim, demand letter or request for information at any time, alleging that either the Company or the Subsidiaries may be in violation of, or liable under, any Environmental Law nor, to the Company's knowledge, does there exist any basis for any such action, claim, proceeding or investigation.

         (c) There are no Hazardous Substances (as defined below) located on or in the properties or facilities currently owned, leased or operated by the Company or the Subsidiaries (including soil, groundwater or surface features and buildings or structures thereon), other than small quantities of office and cleaning supplies, and none of such properties or facilities contain, or to the Company's knowledge has contained, any underground storage tank or asbestos-containing material in any form.

         (d) There are no present or past Environmental Conditions (as defined below) in any way relating to the Company or the Subsidiaries. "Environmental Conditions" means the Release or threatened Release of any Hazardous Substance upon, under, in or about any of the properties or facilities currently or formerly owned, leased or operated by the Company or the Subsidiaries, or any other circumstances involving the Company or the Subsidiaries, or such properties or facilities that could result in any claims, liability, costs or losses pursuant to any Environmental Law. "Release" means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the indoor or outdoor environment. "Hazardous Substance" means any substance, product, material or waste in any form which is subject to regulation pursuant to, or is addressed by, any Environmental Law, including, without limitation, any quantity of asbestos in any form, polychlorinated biphenyls, crude oil or any fraction thereof, petroleum products or by-products, radioactive substance, toxic, carcinogenic, infectious, reactive, corrosive, ignitable or flammable substance, pollutant, medical waste, special waste, or any constituent thereof.

         (e) There are no Environmental Laws which impose any restriction on the issuance of the Shares.

         (f) The Company has provided to the Investors copies of all environmental assessments and similar documents in its custody or control relating to Environmental Conditions.


                                        8

     2.17 Disclosure of Information. The Company has provided each Investor with all the information reasonably available to it that such Investor has requested for deciding whether to purchase the Series A Preferred Stock. Neither this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

     2.18 Registration Rights. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

     2.19 Title to Property and Assets. Neither the Company nor the Subsidiaries owns real property. Each of the Company and the Subsidiaries has good and marketable title to the properties and assets purported to be owned by it, free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or the Subsidiaries' ownership or use of such property or assets. With respect to the property and assets it leases, each of the Company and the Subsidiaries is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

     2.20 Employee Benefit Plans. Except as set forth on Schedule 2.20, the Company and the Subsidiaries do not have or otherwise contribute to or participates in or have any liability with respect to any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 ("Employee Plan"). All contributions or payments owed with respect to any periods prior to the Closing under any Employee Plan have been made, or appropriately accrued. Each Employee Plan by its terms and operation is in compliance with all applicable laws (including, but not limited, ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and the Age Discrimination in Employment Act of 1967, as amended), and all filings have been made on a timely basis. None of the Company, the Subsidiaries or any entity that is or was at any time treated as a single employer with the Company or the Subsidiaries under Section 414(b), (c),
(m) or (o) of the Code (an "ERISA Affiliate") has at any time maintained, contributed to or been required to contribute to or had any liability with respect to, any plan which is subject to Title IV of ERISA or Section 412 of the Code (an "ERISA Affiliate") (including, without limitation, any multi-employer plan (with the meaning of Section 3(37) of ERISA)).

     2.21 Tax Returns, Payments and Elections. Each of the Company and the Subsidiaries has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. Each of the Company and the Subsidiaries has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provision for taxes of the Company and the Subsidiaries is adequate for taxes due or accrued as of the date thereof. Neither the Company nor the Subsidiaries has elected pursuant to the Code, to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has either the Company or the Subsidiaries made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which

                                        9
would have a material effect on the Company or the Subsidiaries, their financial condition, their business as presently conducted or proposed to be conducted or any of their properties or material assets.

     2.22 Insurance. The Company has fire, casualty, liability and such other insurance policies with such coverages in amounts (subject to reasonable deductibles) customary for companies similarly situated.

     2.23 Corporate Documents. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the forms of which have been approved by the Investors), the Restated Articles and Bylaws of the Company are in the form provided to special counsel for the Investors. The minute books of the Company, which have been made available to the special counsel for the Investors, contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes and all issuances of securities accurately in all material respects.

     2.24 Labor Agreements and Actions. Neither the Company nor the Subsidiaries is bound by or subject to (and none of their assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or the Subsidiaries. There is no strike or other labor dispute involving the Company or the Subsidiaries pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results or business of the Company or the Subsidiaries, nor is the Company aware of any labor organization activity involving the employees of the Company or the Subsidiaries. The employment of each officer and employee of the Company and the Subsidiaries is terminable at the will of the Company or the Subsidiaries, as the case may be. The Schedule of Exceptions lists all parties to written employment agreements to which either the Company or the Subsidiaries is a party. To the Company's knowledge, each of the Company and the Subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. The Company is not aware of any key employee who has plans to terminate his or her employment with the Company or the Subsidiaries.

     2.25 U.S. Real Property Holding Corporation. The Company is not now and has never been a "United States real property holding corporation," as defined in
Section 897(c)(2) of the Code and Section 1.897-2(b) of the Regulations promulgated by the Internal Revenue Service, and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns that are required under Section 1.897-2(h) of such regulations.

     2.26 Investment Company Act. Neither the Company nor the Subsidiaries is a "registered investment company" within the meaning of the Investment Act of 1940, as amended.


                                       10

     2.27 Holding Company. The Company is not a "holding company" or a "subsidiary company" as such terms are defined in the Public Utility Holding Company Act of 1934, as amended.

     2.28 Absence of Questionable Payments. To the Company's knowledge, neither the Company, the Subsidiaries, nor any of the directors, officers or employees acting on behalf of the Company or the Subsidiaries has used any corporate or other funds for unlawful contributions, payments, gifts, or entertainment, or made any unlawful expenditures relating to the foreign political activity of government officials. Neither the Company, the Subsidiaries, nor any current director, officer or employee acting on behalf of the Company or the Subsidiaries has accepted or received any unlawful contributions, payments, gifts or expenditures.

     2.29 Solvency. The Company is not (a) "insolvent" (as defined in Section 101(32) of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code")), (b) engaged in business with unreasonably small capital or assets (as contemplated by the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, as amended, the Uniform Fraudulent Transfer Act, as amended, or other similar laws) or (c) unable to pay or provide for payment of such liabilities and obligations as and when due.

     2.30 Osicom Organization, Good Standing and Qualification. Each of Osicom and Meret is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to perform its obligations under this Agreement, the Co-Sale Agreement and each of the Agreements identified in Section 2.30 of the Schedule of Exceptions (the "Formation Agreements") to which it is a party.

     2.31 Osicom Authorization. All corporate action on the part of Osicom and Meret, their officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Co-Sale Agreement and the Formation Agreements to which they are a party and performance of all obligations of Osicom and Meret hereunder and thereunder that are contemplated to be completed by the terms of the Formation Agreements have been taken or will be taken prior to Closing, and this Agreement, the Co-Sale Agreement and the Formation Agreements constitute valid and legally binding obligations of Osicom or Meret, as the case may be, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.32 Osicom Governmental Consents. No consent, approval, order or authorization of or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of Osicom or Meret is required in connection with the valid execution and delivery of this Agreement, the Co-Sale Agreement and the Formation Agreements or the consummation of the transactions contemplated hereby or thereby.

     2.33 Osicom Compliance with Other Instruments. The execution, delivery and performance of this Agreement, the Co-Sale Agreement and the Formation Agreements and the


                                       11
consummation of the transactions contemplated hereby and thereby will not result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the articles of incorporation or bylaws (or similar organizational documents) of Osicom or Meret or any instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, Osicom or Meret or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, Osicom or Meret their businesses or operations or any of their assets or properties. The Company has provided to the Investors true and complete copies of the Formation Agreements as in effect on the date hereof and as will be in effect as of the Closing. Each of the Formation Agreements is in full force and effect and neither the Company nor Osicom nor Meret is in default thereunder.

   3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants severally and not jointly to the Company that:

     3.1 Authorization. This Agreement and the Investors' Rights Agreement constitute such Investor's valid and legally binding obligations, enforceable against such Investor in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     3.2 Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series A Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a present view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities. Such Investor represents that it has full power and authority to enter into this Agreement.

     3.3 Disclosure of Information. Such Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock and the Company's business, management and financial affairs. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of the Investors to rely thereon.

     3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear

                                       12
the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

     3.5 Accredited Investor. Such Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

     3.6 Restricted Securities. Such Investor understands that the shares of Series A Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, unless there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.7 and the Investors' Rights Agreement, and:

         (a) If reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

         (b) Notwithstanding the provisions of paragraph (a) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor to an affiliate of such Investor or for a transfer by an Investor which is a partnership or limited liability company to a partner or member of such partnership or limited liability company or a retired partner or member of such partnership or limited liability company who retires after the date hereof, or to the estate of any such partner or member or retired partner or member or the transfer by gift, will or intestate succession of any partner or member to his spouse or to the siblings, lineal descendants or ancestors of such partner or member or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

     3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

         (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities

                                       13
under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

         (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code, as amended.

   4. California Commissioner of Corporations.

     4.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

   5. Conditions of Investor's Obligations at Closing. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

     5.1 Representations and Warranties. The representations and warranties of the Company contained in Sections 2.1 through 2.29 and of Osicom contained in Sections 2.30 through 2.33 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

     5.3 Compliance Certificate. The President of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions to be fulfilled by the Company specified in Sections 5.1 and 5.2 have been fulfilled. The Chief Executive Officer of Osicom shall deliver to each Investor at the Closing a certificate certifying that the conditions to be fulfilled by Osicom specified in Section 5.1 have been fulfilled.

     5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     5.5 Opinion of Company Counsel. Each Investor shall have received from Brobeck, Phleger & Harrison LLP, counsel for the Company, an opinion, dated as of the Closing, in form and substance satisfactory to the special counsel to the Investors.

                                       14

     5.6 Investors' Rights Agreement. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.

     5.7 Co-Sale Agreement. The Company, Meret Communications, Inc. and each Investor shall have entered into the Co-Sale Agreement in the form attached as Exhibit C.

     5.8 Restated Articles. The Company shall have filed the Restated Articles with the Secretary of State of the State of California and such filing shall have been accepted by the Secretary of State of the State of California prior to the Closing.

     5.9 Good Standing Certificate. The Company shall have delivered to the Investors certificates dated as of the most recent practicable date prior to the Closing issued by the California Secretary of State and the Franchise Tax Board of California to the effect that the Company is legally existing and in good standing.

     5.10 Secretary's Certificate. The Company's secretary shall deliver to each Investor at the Closing a certificate to the effect that (i) attached thereto is a true and complete copy of the Articles of Incorporation and the Bylaws of the Company (as amended through such date) as in effect on the date thereof, (ii) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement, the Investors' Rights Agreement and the Co-Sale Agreement and
(iii) the Company is in good standing in reliance on a good standing certificate from the Secretary of State of California as of a recent date.

   6. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

     6.1 Representations and Warranties. The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     6.2 Performance. Such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement, including the payment of the purchase price, that are required to be performed or complied with by it on or before the Closing.

     6.3 Qualification. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     6.4 Investors' Rights Agreement. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as Exhibit B.

   7. Miscellaneous.


                                       15

     7.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

     7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     7.7 Finder's Fee. Each party represents that, except for the fees and commissions due to Andersen, Weinroth Capital Corporation for acting as the Company's placement agent, it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Company agrees that it shall be solely responsible for the fees and commissions due to Andersen, Weinroth Capital Corporation for its services in connection with this transaction.

     7.8 Expenses. Irrespective of whether the Closing is effected, each Party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees of special counsel for each of the Investors, not to exceed $50,000 in the aggregate (if such fees exceed $50,000 in the aggregate, then each Investor's counsel fees shall be prorated based upon the number of shares of Series A Preferred Stock purchased by each


                                       16

Investor hereunder), and shall, upon receipt of a bill therefor, reimburse reasonable out of pocket expenses of such counsel.

     7.9 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     7.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least seventy-five percent (75%) of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     7.12 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     7.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

     7.14 Public Statements or Releases.None of the parties to this Agreement shall make, issue or release any announcement, whether to the public generally or to any of its employees, suppliers or customers, with respect to this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement or the transactions contemplated hereby or thereby, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed; provided that nothing in this Section 7.14 shall prevent any of the parties hereto from making such public announcements as it may consider necessary in order to satisfy its legal obligations, but to the extent not inconsistent with such obligations, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement before it is made.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       17

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       SORRENTO NETWORKS, INC.

                                       By: Xin Cheng, Ph.D.
                                          -----------------------------------
                                       Title: President
                                             ---------------------------------

                              Address: 9990 Mesa Rim Road
                                       San Diego, California 92121

                                       OSICOM TECHNOLOGIES, INC.
                                       with respect to Sections 2.30
                                       through 2.33 only

                                       By: Christopher E. Sue
                                          -----------------------------------
                                       Title: Vice President of Finance
                                             --------------------------------

                              Address: 2800 28th Street, Suite 100
                                       Santa Monica, California 90405



                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       INVESTORS:

                                       TELCOM-SNI INVESTORS, L.L.C.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address:
                                       --------------------------------------
                                       --------------------------------------
                                       --------------------------------------

                                       SIX RIVERS GROUP LTD.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address:
                                       --------------------------------------
                                       --------------------------------------
                                       --------------------------------------


                                       SUMMIT CAPITAL MANAGEMENT

                                       By: David Sandee
                                          -----------------------------------
                                       Title:  President
                                             --------------------------------

                              Address:
                                       --------------------------------------
                                       --------------------------------------
                                       --------------------------------------

                                       FISHER CAPITAL PARTNERS

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 52160 Citation Court
                                       La Quinta, California 92253


                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       ANDERSEN, WEINROTH & CO., L.P.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 1330 Avenue of the Americas
                                       New York, New York 10019

                                       SORRENTO HOLDINGS, L.L.C

                                       By: Rohit Phansalkar
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 1330 Avenue of the Americas
                                       New York, New York 10019

                                       ANDERSEN, WEINROTH CAPITAL CORPORATION

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 1330 Avenue of the Americas
                                       New York, New York 10019

                                       --------------------------------------
                                       Renn Zaphiropoulos

                              Address:
                                       --------------------------------------
                                       --------------------------------------
                                       --------------------------------------

                                       ---------------------------------------
                                       Michael S. Kagnoff

                              Address: 5788 La Jolla Corona Drive
                                       La Jolla, California 92037

                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       VIRGO CAP, INC.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 8231 Bay Colony Drive, Unit 2101
                                       Naples, Florida 34108


                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       BELMARKEN HOLDING B.V.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: Fred. Roeskestraat 123
                                       1076 EE Amsterdam
                                       P.O. Box 74763
                                       1070 BT Amsterdam



                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       GENERAL SIGNAL HOLDINGS COMPANY

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 700 Terrace Point Drive
                                       Muskegon, MI  49440



                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                       ASM INVESTMENTS, L.L.C.


                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                              Address: 8065 Leesburg Pike, Suite 400
                                       Vienna, VA  22182
                                       Attention: Rosanne Kennedy


                               [SIGNATURE PAGE TO
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT]

                                   SCHEDULE A

                              Schedule of Investors

                                                      Number of Shares of
                                                      Series A Preferred
        Name of Investor                                Stock Purchased                    Purchase Price
        ----------------                               -----------------                   --------------
Telcom-SNI Investors, L.L.C.                               2,697,248                       $14,700,001.60
Belmarken Holding BV                                       3,027,523                       $16,500,000.35
Andersen, Weinroth & Co., L.P.                               275,230                       $ 1,500,003.50
Andersen, Weinroth Capital Corporation                       357,799                       $ 1,950,004.55
Sorrento Holdings, L.L.C.                                  1,192,661                       $ 6,500,002.45
Summit Capital Management                                     91,744                       $   500,004.80
Virgo Cap, Inc.                                               91,744                       $   500,004.80
Fisher Capital Partners                                      183,486                       $   999,998.70
Six Rivers Group Ltd.                                        183,486                       $   999,998.70
Renn Zaphiropoulos                                            45,872                       $   250,002.40
Michael S. Kagnoff                                            18,349                       $   100,002.05
General Signal Holdings Company                              550,459                       $ 3,000,001.55
ASM Investments, L.L.C.                                      238,532                       $ 1,299,999.40



                                  Schedule A-1

                                    EXHIBIT A

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION









                                   Exhibit A-1

                                    EXHIBIT B

                           INVESTORS' RIGHTS AGREEMENT





                                   Exhibit B-1

                                    EXHIBIT C

                                CO-SALE AGREEMENT




                                   Exhibit C-1